UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2007

                        WHITEHALL JEWELERS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      000-52123                  20-4864126
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                        125 South Wacker Dr., Ste. 2600,
                                Chicago, IL 60606
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (312) 782-6800

                                 BTHC VII, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

     On September 18, 2007, the Company issued a press release reporting its financial results for the second fiscal quarter ended August 4, 2007. The press release by which these results were announced is furnished herewith as Exhibit 99.1.


Item 9.01. Exhibits.

(c)     Exhibits

Exhibit No.     Description
-----------     ----------------------------------------------------------------

99.1 Press Release of Whitehall Jewelers Holdings, Inc. issued on September 18, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Whitehall Jewelers Holdings, Inc.
                                        (Registrant)

                                        By: /s/ ROBERT B. NACHWALTER
                                            ------------------------------------
                                            Robert B. Nachwalter
                                            Senior Vice President and General
                                            Counsel


Date: September 18, 2007



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                        WHITEHALL JEWELERS HOLDINGS, INC.
                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                            DATED SEPTEMBER 18, 2007

Exhibit No.     Description                                   Method of Filing
-----------     ----------------------------------------      ------------------
99.1            Press Release, issued by the Registrant,      Furnished herewith
                dated September 18, 2007



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